Supplement to the currently effective SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche Global Equity Fund

Deutsche Global Equity VIP

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectuses.

Brendan O’Neill, CFA, Director. Portfolio Manager of the fund through October 28, 2016. Began managing the fund in 2016.

Mark Schumann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Sebastian P. Werner, PhD, Vice President. Portfolio Manager of the fund. Began managing the fund in 2013.

Please Retain This Supplement for Future Reference

September 6, 2016

PROSTKR-687